UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2013

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia	22203
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Director
On October 3, 2013, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) appointed Charles L. Harrington to the Board. The appointment is effective on November 1, 2013.
Mr. Harrington will participate in the non-employee director compensation arrangements described in the Company’s 2013 annual proxy statement filed with the Securities and Exchange Commission on March 5, 2013. Pursuant to the terms of the Company’s current non-employee director compensation program, Mr. Harrington was awarded an initial grant of deferred stock units with a value of $40,000 which will be paid when he joins the Board. For the current Board year, Mr. Harrington will receive pro rata compensation based on days served during the Board calendar year.
On October 7, 2013, the Company issued a press release announcing the appointment of Mr. Harrington. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated as of October 7, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION (Registrant)

By:	/s/ Brian A. Miller
Name:	Brian A. Miller
Title:	Executive Vice President, General Counsel and Secretary
Date: October 7, 2013

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 7, 2013